UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2023 (March 23, 2023)

Zura Bio Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40598	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4225 Executive Square, Suite 600

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 247-0520

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZURAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 27, 2023, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Forward Purchase Agreement Side Letter

As previously disclosed, the Company entered into that certain Forward Purchase Agreement and Related Agreements with Athanor Master Fund, LP and Athanor International Master Fund, LP (collectively, the “FPA Investors”) on August 5, 2021, as amended and restated on January 27, 2022 and as amended on March 8, 2023 (the “Forward Purchase Agreement”). Pursuant to the Forward Purchase Agreement, at the closing of the Company’s initial business combination (the “Closing”), the FPA Investors purchased (i) an aggregate of 3,000,000 Class A Ordinary Shares at $10 per share for $30,000,000; (ii) an aggregate of 1,301,633 Class A Ordinary Shares at $10 per share for $13,016,330 as public share redemptions were greater than 90% at the time of the Business Combination; and (iii) an additional 2,500,000 Class A Ordinary Shares in consideration for the FPA Investors entering into the latest amendment, but for no additional monetary consideration.

In connection with the Closing, the Company and the FPA Investors entered into a letter agreement on March 23, 2023 (the “FPA Side Letter”) pursuant to which the 2,500,000 additional shares issued to the FPA Investors at Closing will be subject certain restrictions on transfer until March 20, 2024. The foregoing description of the FPA Side Letter is a summary only and is qualified in its entirety by the full text of the FPA Side Letter attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Side Letter to Amended and Restated Forward Purchase Agreement, dated as of March 23, 2023, by and among the Company and the FPA Investors.
99.1	Press Release, dated March 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zura Bio Limited

Dated: March 28, 2023
	By:	/s/ Someit Sidhu
Someit Sidhu
Chief Executive Officer